UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2024

STRATTEC SECURITY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-25150	39-1804239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3333 West Good Hope Road, Milwaukee, Wisconsin 53209

(Address of Principal Executive Offices, and Zip Code)

(414) 247-3333

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	STRT	The Nasdaq Global Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of STRATTEC SECURITY CORPORATION 2024 Equity Incentive Plan

On October 23, 2024, STRATTEC SECURITY CORPORATION (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company approved the STRATTEC SECURITY CORPORATION 2024 Equity Incentive Plan (the “2024 Plan”). Under the 2024 Plan, the Company may grant equity-based incentive awards to non-employee directors, officers, and other eligible participants. A total of 550,000 shares of the Company’s common stock are reserved for issuance under the 2024 Plan. The awards available for grant under the 2024 Plan include stock options, stock appreciation rights, restricted shares of common stock, and restricted stock units. The 2024 Plan will be administered by the Compensation Committee of the Board of Directors and will expire on October 23, 2034.

The foregoing summary of the 2024 Plan is qualified in its entirety by reference to the detailed summary of the 2024 Plan set forth in the section “Proposal No. 4 - Approval and Adoption of the STRATTEC SECURITY CORPORATION 2024 Equity Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 20, 2024 (the “Proxy Statement”) and to the full text of the 2024 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

Approval of Amendment to the Amended and Restated Articles of Incorporation

On October 23, 2024, the shareholders of the Company approved and the Board of Directors adopted an Amendment to the Amended and Restated Articles of Incorporation which eliminates the classification of the Board of Directors so that each director will stand for election annually. Prior to this amendment, the Amended and Restated Articles of Incorporation required the Board of Directors to be divided into three classes, as nearly equal in number as possible, as determined by the Board of Directors; each class of directors previously served staggered, three-year terms, with the term of office of one class expiring each year. The Amendment to the Amended and Restated Articles of Incorporation was filed with the Secretary of State of the State of Wisconsin on October 23, 2024, and is effective as of October 23, 2024. A copy of the Amendment of the Amended and Restated Articles of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K in its entirety and is incorporated herein by reference.

Approval of Amended and Restated By-Laws

On October 23, 2024, the Board of Directors adopted Amended and Restated By-Laws which (i) incorporated certain amendments to the Company’s By-Law as adopted by the Board of Directors on August 21, 2024, which amended Section 2.01 of Article II of the By-Laws to revise the periods during which advance notice of certain shareholder proposals and certain shareholder nominations of directors must be provided in connection with annual and certain special meetings of shareholders, and (ii) revised Section 3.02 to provide for annual terms of elections of directors. The amendments to Section 3.01 of the By-Laws are consistent with the adoption of the Amendment to the Amended and Restated Articles of Incorporation, described above, which the shareholders of the Company approved on October 23, 2024. The Amended and Restated By-Laws are effective as of October 23, 2024. A copy of the Amended and Restated By-Laws is filed as Exhibit 3.2 to this Current Report on Form 8-K in its entirety and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As of the close of business on August 21, 2024, the record date for the Annual Meeting, 4,102,852 common shares were outstanding and entitled to vote. At the Annual Meeting, 3,987,335, or approximately 97.19%, of the outstanding common shares entitled to vote were represented in person or by proxy, including 957,569 broker non-votes. At the Annual Meeting, the shareholders of the Company voted as set forth below on the following proposals, each of which is described in detail in the Company’s Proxy Statement.

Proposal No. 1. Approve Amendment to Amended and Restated Articles of Incorporation.

The Company’s shareholders approved the amendment to the Company’s Amended and Restated Articles of Incorporation set forth in the section “Proposal No. 1 – Amendment of Articles” in the Proxy Statement, with 72.84% of the total eligible shares voted being cast “for” the proposal. Voting results on this proposal were as follows:

For	2,988,652
Against	7,536
Abstain	497
Broker Non-Votes	0

Proposal No. 2. Election of Directors.

The Company’s shareholders elected, with the respective votes set forth opposite their names, the following persons to the Company’s Board of Directors to hold office until the 2025 annual meeting of shareholders or until their successors are duly elected and qualified:

Name	For	Against	Abstain	Broker Non-Vote
Tina Chang	2,911,722	83,680	1,283	0
Thomas J. Florsheim, Jr.	2,948,095	47,306	1,284	0
F. Jack Liebau, Jr.	2,940,162	55,239	1,284	0
Bruce M. Lisman	2,952,803	42,566	1,316	0
Jennifer L. Slater	2,988,432	6,974	1,279	0
Matteo Anversa	2,988,662	6,694	1,329	0

Proposal No. 3. Advisory Vote to Approve Executive Compensation.

The Company’s shareholders, by adopting a non-binding advisory resolution, approved the 2023 compensation of the Company’s named executive officers, with 78.55% of the shares voted with respect to the proposal being cast “for” the proposal. Voting results on this proposal were as follows:

For	2,354,020
Against	499,545
Abstain	143,120
Broker Non-Vote	0

Proposal No. 4. Approve 2024 Equity Incentive Plan.

The Company’s shareholders approved the adoption of the STRATTEC SECURITY CORPORATION 2024 Equity Incentive Plan, with 61.10% of the total eligible shares voted being cast “for” the proposal. Voting results on this proposal were as follows:

For	2,506,913
Against	484,653
Abstain	5,119
Broker Non-Vote	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1*	Amendment to Amended and Restated Articles of Incorporation (effective October 23, 2024)
3.2*	Amended By-Laws of the Company (effective October 23, 2024)
10.1* (1)	STRATTEC SECURITY CORPORATION 2024 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

(1) Management contract or compensatory plan or arrangement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATTEC SECURITY CORPORATION

By: /s/ Dennis P. Bowe

Dennis P. Bowe, Vice President and

Chief Financial Officer

Date: October 23, 2024